Summary of Significant Accounting Policies	3 Months Ended
Mar. 31, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2. Summary of Significant Accounting Policies
Basis of Consolidation
The accompanying consolidated financial statements of Predecessor include the accounts of SolarWinds North America, Inc. and the accounts of its wholly owned subsidiaries through February 4, 2016. The accompanying consolidated financial statements of Successor include the accounts of SolarWinds Corporation and the accounts of its wholly owned subsidiaries for the period from February 5, 2016 through December 31, 2016 and the years ended December 31, 2017 and 2018. We have eliminated all intercompany balances and transactions.
Unaudited Interim Financial Information
The accompanying unaudited interim condensed consolidated balance sheet as of March 31, 2019, the condensed consolidated statements of operations, comprehensive income (loss) and cash flows for the three months ended March 31, 2018 and 2019, the condensed consolidated statements of redeemable convertible Class A common stock and stockholders' deficit for the three months ended March 31, 2018 and the condensed consolidated statements of stockholders' equity for the three months ended March 31, 2019 are unaudited. These unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. In the opinion of our management, the unaudited interim condensed consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and include all adjustments necessary for the fair statement of our financial position as of March 31, 2019, the results of operations, comprehensive income (loss) and cash flows for the three months ended March 31, 2018 and 2019, changes in redeemable convertible Class A common stock and stockholders' deficit for the three months ended March 31, 2018 and changes in stockholders' equity for the three months ended March 31, 2019. The results of operations for the three months ended March 31, 2019 are not necessarily indicative of the results to be expected for the year ending December 31, 2019 or for any other period.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires our management to make estimates and assumptions that affect the reported amounts and the disclosure of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. The actual results that we experience may differ materially from our estimates. The accounting estimates that require our most significant, difficult and subjective judgments include:

•	the valuation of goodwill, intangibles, long-lived assets and contingent consideration;

•	revenue recognition;

•	stock-based compensation;

•	income taxes; and

•	loss contingencies.
Foreign Currency Translation
The functional currency of our foreign subsidiaries is determined in accordance with authoritative guidance issued by the Financial Accounting Standards Board, or FASB. We translate assets and liabilities for these subsidiaries at exchange rates in effect at the balance sheet date. We translate income and expense accounts for these subsidiaries at the average monthly exchange rates for the periods. We record resulting translation adjustments as a component of accumulated other comprehensive income (loss) within stockholders’ equity (deficit). We record gains and losses from currency transactions denominated in currencies other than the functional currency as other income (expense) in our consolidated statements of operations. There were no equity transactions denominated in foreign currencies for the years ended December 31, 2017 and December 31, 2018 and for the three months ended March 31, 2018 and 2019 (unaudited). Local currency transactions of international subsidiaries that have the U.S. dollar as the functional currency are remeasured into U.S. dollars using current rates of exchange for monetary assets and liabilities and historical rates of exchange for non-monetary assets and liabilities.
Gains and losses from remeasurement of monetary assets and liabilities were not material for the Predecessor period from January 1, 2016 through February 4, 2016. We recorded a net transaction loss related to the remeasurement of monetary assets and liabilities of $34.5 million within our consolidated statement of operations for the Successor period from February 5, 2016 through December 31, 2016, primarily related to various intercompany loans and borrowings under our Euro term loan. We recorded a net transaction gain related to the remeasurement of monetary assets and liabilities of $54.0 million and a net transaction loss of $14.9 million within our consolidated statements of operations for the years ended December 31, 2017 and 2018, respectively, primarily related to various intercompany loans. We recorded net transaction gains related to the remeasurement of monetary assets and liabilities of $12.4 million and $1.3 million within our consolidated statements of operations for the three months ended March 31, 2018 and 2019 (unaudited), respectively.
As of July 1, 2018, we changed our assertion regarding the planned settlement of a certain intercompany loan. We evaluated our investment strategy in light of our global treasury plans and the new Tax Act (as defined below) and have determined there is no need to settle the principal related to the loan. The intercompany loan has been designated as long-term based on the assertion that settlement is not planned or anticipated in the foreseeable future. Therefore, beginning on July 1, 2018, the foreign currency transaction gains and losses resulting from the remeasurement of this long-term intercompany loan denominated in a currency other than the subsidiary’s functional currency are recognized as a component of accumulated other comprehensive income (loss) upon consolidation. In the year ended December 31, 2018 and the three months ended March 31, 2019 (unaudited), a foreign currency translation adjustment of $10.4 million and $9.3 million, respectively, was recognized as a component of accumulated other comprehensive income (loss) related to this long-term intercompany loan.
Recently Adopted Accounting Pronouncements (unaudited)
On January 1, 2019 we adopted the Financial Accounting Standards Board, or FASB, Accounting Standards Codification (“ASC”) No. 2014-09 “Revenue from Contracts with Customers,” or ASC 606, which replaced all existing revenue guidance under ASC 605 “Revenue Recognition,” including prescriptive industry-specific guidance, or ASC 605. This standard’s core principle is that an entity will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. We adopted ASC 606 using the modified-retrospective method. Results for reporting periods beginning after January 1, 2019 are presented in compliance with the new revenue recognition standard ASC 606. Historical financial results for reporting periods prior to 2019 are presented in conformity with amounts previously disclosed under the prior revenue recognition standard, ASC 605. These financial statements include additional information regarding the impacts from the adoption of the new revenue recognition standard on our financial results for the three month period ended March 31, 2019. This includes the presentation of financial results for the three month period ended March 31, 2019 under ASC 605 for comparison to the prior year period.
The most significantly impacted areas are the following:

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License and Recurring Revenue. The adoption of the new standard resulted in changes to the classification and timing of our revenue recognition. Under the new guidance, the requirement to establish VSOE to recognize license revenue separately from the other elements is eliminated. This change impacted the allocation of the transaction price and timing of our revenue recognition between deliverables, or performance obligations, within an arrangement. In addition, we now recognize time-based license revenue upon the transfer of the license and the associated maintenance revenue over the contract period under the new standard instead of recognizing both the license and maintenance revenue ratably over the contract period. The overall adoption impact to total revenue is immaterial, though we do expect some changes to the timing and classification between license and recurring revenue. Additionally, some historical deferred revenue, primarily from arrangements involving time-based licenses, will never be recognized as revenue and instead has been recorded as a cumulative effect adjustment within accumulated deficit.

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Contract Acquisition Costs. We expensed all sales commissions as incurred under the previous guidance. The new guidance requires the deferral and amortization of certain direct and incremental costs incurred to obtain a contract. This guidance requires us to capitalize and amortize certain sales commission costs over the remaining contractual term or over an expected period of benefit, which we have determined to be approximately six years.

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Other Items. The impact of the adoption of the new standard on income taxes resulted in an increase of deferred income tax liabilities. The adoption of this standard did not impact our total operating cash flows.

The cumulative effect of the changes made to our condensed consolidated balance sheet as of January 1, 2019 for the adoption of ASC 606 to all contracts with customers that were not completed as of December 31, 2018 was recorded as an adjustment to accumulated deficit as of the adoption date as follows:

	December 31, 2018		January 1, 2019
	As reported	Adjustments	As adjusted

	(in thousands)
	(unaudited)
Assets:
Prepaid and other current assets	$16,267	$1,300	$17,567
Other assets, net	11,382	3,857	15,239
Total assets	5,194,649	5,157	5,199,806

Liabilities:
Current portion of deferred revenue	270,433	(2,338)	268,095
Deferred revenue, net of current portion	25,699	(434)	25,265
Non-current deferred taxes	147,144	1,662	148,806
Total liabilities	2,578,549	(1,110)	2,577,439

Stockholders' equity (deficit):
Accumulated deficit	(412,328)	6,267	(406,061)
The impact of adoption of ASC 606 on our condensed consolidated statement of operations and condensed consolidated balance sheet was as follows:

	Three Months Ended March 31, 2019
	As reported ASC 606	ASC 606 impact	Without adoption of ASC 606 (ASC 605)

	(in thousands)
	(unaudited)
Revenue:
Subscription	$71,565	$124	$71,689
Maintenance	106,292	235	106,527
Total recurring revenue	177,857	359	178,216
License	37,935	(192)	37,743
Total revenue	$215,792	$167	$215,959
Gross profit	153,816	167	153,983
Total operating expenses	124,021	1,400	125,421
Operating income	29,795	(1,233)	28,562
Net income	$3,145	$(1,233)	$1,912

	March 31, 2019
	As reported ASC 606	ASC 606 impact	Without adoption of ASC 606 (ASC 605)

	(in thousands)
	(unaudited)
Assets:
Prepaid and other current assets	$20,811	$(1,613)	$19,198
Other assets, net	16,669	(4,916)	11,753
Total assets	5,180,472	(6,529)	5,173,943

Liabilities:
Current portion of deferred revenue	285,212	2,221	287,433
Deferred revenue, net of current portion	26,578	410	26,988
Non-current deferred taxes	137,454	(1,662)	135,792
Total liabilities	2,574,095	969	2,575,064

Stockholders' equity (deficit):
Accumulated deficit	(402,916)	(7,498)	(410,414)

Recent Accounting Pronouncements Not Yet Adopted
Under the Jumpstart our Business Startups Act, or the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to non-public companies. We intend to take advantage of the longer phase-in periods for the adoption of new or revised financial accounting standards permitted under the JOBS Act until we are no longer an emerging growth company.
In February 2016, FASB issued an accounting standard to provide updated guidance requiring the recognition of all lease assets and liabilities on the balance sheet. The accounting standard required the use of a modified retrospective transition method. In July 2018, FASB issued additional guidance that provides entities with an optional transition method in which an entity can apply the new standard at the adoption date and recognize a cumulative-effect adjustment to the opening balance retained earnings in the period of adoption. The updated accounting guidance is effective for non-public companies for fiscal years beginning after December 15, 2019 and interim periods beginning the following year. Early adoption is permitted and the standard provides for certain practical expedients. We expect to adopt the updated guidance in fiscal year 2020. Our evaluation of the new standard will extend into future periods and we will update our disclosures, including the expected impacts of the new standard, as we progress towards the required adoption date.
In January 2017, FASB issued an accounting standard to simplify the accounting for goodwill impairment. The new guidance removes step two of the two-step quantitative goodwill impairment test, which requires a hypothetical purchase price allocation. The updated guidance is effective for non-public companies for fiscal years beginning after December 15, 2021 and may be adopted early for any interim or annual goodwill impairment tests performed after January 1, 2017. We expect to adopt the updated guidance in fiscal year 2022. We do not believe that this standard will have a material impact on our consolidated financial statements.
Acquisitions
We account for acquired businesses, including the Take Private, using the acquisition method of accounting, which requires that the assets acquired, liabilities assumed, contractual contingencies and contingent consideration be recorded at the date of acquisition at their respective fair values. Goodwill represents the excess of the purchase price, including any contingent consideration, over the fair value of the net assets acquired. Goodwill is allocated to our reporting units expected to benefit from the business combination based on the relative fair value at the acquisition date. It further requires acquisition related costs to be recognized separately from the acquisition and expensed as incurred, restructuring costs to be expensed in periods subsequent to the acquisition date and changes in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period to impact the provision for income taxes. The acquired developed product technologies recorded for each acquisition were feasible at the date of acquisition as they were being actively marketed and sold by the acquired company at the acquisition date. In addition to the acquired developed product technologies, we also recorded intangible assets for the acquired companies’ customer relationships, customer backlog, trademarks and tradenames, in process research and development and certain non-competition covenants. We include the operating results of acquisitions in our consolidated financial statements from the effective date of the acquisitions. Acquisition related costs are primarily included in general and administrative expenses in our consolidated statements of operations.
The fair value of identifiable intangible assets is based on significant judgments made by management. We typically engage third party valuation appraisal firms to assist us in determining the fair values and useful lives of the assets acquired. Such valuations and useful life determinations require us to make significant estimates and assumptions. These estimates and assumptions are based on historical experience and information obtained from management, and also include, but are not limited to, future expected cash flows earned from the product technology and discount rates applied in determining the present value of those cash flows. Unanticipated events and circumstances may occur that could affect the accuracy or validity of such assumptions, estimates or actual results. Acquired identifiable intangible assets are amortized on the net cash flow method or straight-line method over their estimated economic lives, which are generally three to ten years for trademarks, customer relationships, customer backlog, non-competition covenants and acquired developed product technologies and ten years for intellectual property. We include amortization of acquired developed product technologies in cost of revenue and amortization of other acquired intangible assets in operating expenses in our consolidated statements of operations. We record acquired in process research and development as indefinite-lived intangible assets. On completion of the related development projects, the in process research and development assets are reclassified to developed technology and amortized over their estimated economic lives.
Impairment of Goodwill, Intangible Assets and Long-lived Assets
Goodwill
We test goodwill for impairment annually, in the fourth quarter, or more frequently if impairment indicators arise. Goodwill is tested for impairment at the reporting unit level using a fair value approach. We first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value, a “Step 0” analysis. If, based on a review of qualitative factors, it is more likely than not that the fair value of a reporting unit is less than its carrying value we perform “Step 1” of the goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. If the carrying value exceeds the fair value, we measure the amount of impairment loss, if any, by comparing the implied fair value of the reporting unit goodwill with its carrying amount, the “Step 2” analysis. In 2017 and 2018, we performed a qualitative, “Step 0,” assessment for our reporting units and determined there were no indicators of impairment. No impairment charges have been required to date.
Indefinite-lived Intangible Assets
We review our indefinite-lived intangible assets for impairment annually, in the fourth quarter, or more frequently if a triggering event occurs. We first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative test. If necessary, the quantitative test is performed by comparing the fair value of indefinite lived intangible assets to the carrying value. In the event the carrying value exceeds the fair value of the assets, the assets are written down to their fair value. As of December 31, 2017 and 2018, we performed a qualitative, “Step 0,” assessment and determined there were no indicators that our indefinite-lived intangible assets were impaired.
Long-lived Assets
We evaluate the recoverability of our long-lived assets, including finite-lived intangible assets and other assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Events or changes in circumstances that could result in an impairment review include, but are not limited to, significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the acquired assets or the strategy for our overall business, and significant negative industry or economic trends. In the event that the net book value of our long-lived assets exceeds the future undiscounted net cash flows attributable to such assets, an impairment charge would be required. Impairment, if any, is recognized in the period of identification to the extent the carrying amount of an asset or asset group exceeds the fair value of such asset or asset group. As of December 31, 2017 and 2018, there were no indicators that our long-lived assets were impaired.
Fair Value Measurements
We apply the authoritative guidance on fair value measurements for financial assets and liabilities that are measured at fair value on a recurring basis and non-financial assets and liabilities, such as goodwill, intangible assets and property, plant and equipment that are measured at fair value on a non-recurring basis.
The guidance establishes a three-tiered fair value hierarchy that prioritizes inputs to valuation techniques used in fair value calculations. The three levels of inputs are defined as follows:
Level 1: Unadjusted quoted prices for identical assets or liabilities in active markets accessible by us.
Level 2: Inputs that are observable in the marketplace other than those inputs classified as Level 1.
Level 3: Inputs that are unobservable in the marketplace and significant to the valuation.
See Note 6. Fair Value Measurements for a summary of our financial instruments accounted for at fair value on a recurring basis. The carrying amounts reported in our consolidated balance sheets for cash, accounts receivable, accounts payable and other accrued expenses approximate fair value due to relatively short periods to maturity.
Accounts Receivable
Accounts receivable represent trade receivables from customers when we have sold subscriptions, perpetual licenses or related maintenance services and have not yet received payment. We present accounts receivable net of an allowance for doubtful accounts. We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. In doing so, we consider the current financial condition of the customer, the specific details of the customer account, the age of the outstanding balance and the current economic environment. Any change in the assumptions used in analyzing a specific account receivable might result in an additional allowance for doubtful accounts being recognized in the period in which the change occurs. We have historically had insignificant write-offs related to bad debts.
Deferred Offering Costs
Deferred offering costs, primarily consisting of legal, accounting, printer, and other direct fees and costs, related to our initial public offering were capitalized. As of December 31, 2017, we had not yet capitalized any offering costs in the consolidated balance sheet. The deferred offering costs of $3.7 million were offset against proceeds from our initial public offering during the year ended December 31, 2018.
Property and Equipment
We record property and equipment at cost and depreciate them using the straight-line method over their estimated useful lives as follows:

Useful Life (in years)
Equipment, servers and computers	3 - 5
Furniture and fixtures	5 - 7
Software	3 - 5
Leasehold improvements	Lesser of lease term or useful life

Upon retirement or sale of property and equipment, we remove the cost of assets disposed of and any related accumulated depreciation from our accounts and credit or charge any resulting gain or loss to operating expense. We expense repairs and maintenance as they are incurred.
Research and Development Costs
Research and development expenses primarily consist of personnel costs and contractor fees related to the development of new software products and enhancements to existing software products. Personnel costs include salaries, bonuses and stock-based compensation and related employer-paid payroll taxes, as well as an allocation of our facilities, depreciation, benefits and IT costs. Research and development costs are charged to operations as incurred with the exception of those software development costs that may qualify for capitalization. Software development costs incurred subsequent to establishing technological feasibility through the general release of the software products are capitalized. Our new software products and significant enhancements to our existing products are available for general release soon after technological feasibility has been established. Due to the short time period between technological feasibility and general release, capitalized software development costs were insignificant for the Predecessor period from January 1, 2016 to February 4, 2016, the Successor period from February 5, 2016 to December 31, 2016, the years ended December 31, 2017 and December 31, 2018 and the three months ended March 31, 2018 and 2019 (unaudited).
Internal-Use Software and Website Development Costs
We capitalize costs related to developing new functionality for our suite of products that are hosted and accessed by our customers on a subscription basis. We also capitalize costs related to specific upgrades and enhancements when it is probable the expenditures will result in additional functionality. Costs incurred in the preliminary stages of development are expensed as incurred. Once an application has reached the development stage, internal and external costs, if direct and incremental, are capitalized until the software is substantially complete and ready for its intended use. Capitalized costs are recorded as part of other assets, net in our consolidated balance sheets. Maintenance and training costs are expensed as incurred. Internal-use software is amortized on a straight-line basis over its estimated useful life, generally three years, and included in cost of recurring revenue in the consolidated statements of operations. There were no impairments to internal-use software and we did not incur any significant website development costs during the periods presented.
We had $4.7 million, $5.0 million and $5.7 million of internal-use software, net capitalized as of December 31, 2017, December 31, 2018 and March 31, 2019 (unaudited), respectively. Amortization expense of internal-use software and website development costs was insignificant for the Predecessor period from January 1, 2016 to February 4, 2016, and was $0.2 million, $1.1 million and $2.5 million, for the Successor period from February 5, 2016 to December 31, 2016 and the years ended December 31, 2017 and 2018, respectively. Amortization expense of internal-use software and website development costs was $0.6 million and $0.7 million for the three months ended March 31, 2018 and 2019 (unaudited), respectively.
Debt Issuance Costs
Debt issuance costs for our credit facilities outstanding are presented as a deduction from the corresponding debt liability on our consolidated balance sheets and amortized on an effective interest rate method over the term of the associated debt as interest expense in our consolidated statements of operations. Amortization of debt issuance costs included in interest expense was insignificant for the period from January 1, 2016 to February 4, 2016, and was $18.8 million, $18.9 million and $11.7 million for the the Successor period from February 5, 2016 to December 31, 2016 and the years ended December 31, 2017 and 2018, respectively. Amortization of debt issuance costs included in interest expense was $4.2 million and $2.3 million for the three months ended March 31, 2018 and 2019 (unaudited), respectively. See Note 9. Debt for discussion of our credit facilities.
Contingencies
We account for claims and contingencies in accordance with authoritative guidance that requires we record an estimated loss from a claim or loss contingency when information available prior to issuance of our consolidated financial statements indicates a liability has been incurred at the date of our consolidated financial statements and the amount of the loss can be reasonably estimated. If we determine that it is reasonably possible but not probable that an asset has been impaired or a liability has been incurred, we disclose the amount or range of estimated loss if material or that the loss cannot be reasonably estimated. Accounting for claims and contingencies requires us to use our judgment. We consult with legal counsel on those issues related to litigation and seek input from other experts and advisors with respect to matters in the ordinary course of business. See Note 16. Commitments and Contingencies for a discussion of contingencies.
Accumulated Other Comprehensive Income (Loss)
Changes in accumulated other comprehensive income (loss) by component are summarized below:

	Foreign Currency Translation Adjustments	Accumulated Other Comprehensive Income (Loss)

	(in thousands)
Balance at December 31, 2016	$(66,047)	$(66,047)
Other comprehensive gain (loss) before reclassification	141,341	141,341
Amount reclassified from accumulated other comprehensive income (loss)	—	—
Net current period other comprehensive income (loss)	141,341	141,341
Balance at December 31, 2017	75,294	75,294
Other comprehensive gain (loss) before reclassification	(58,251)	(58,251)
Amount reclassified from accumulated other comprehensive income (loss)	—	—
Net current period other comprehensive income (loss)	(58,251)	(58,251)
Balance at December 31, 2018	$17,043	$17,043
Other comprehensive gain (loss) before reclassification (unaudited)	(27,708)	(27,708)
Amount reclassified from accumulated other comprehensive income (loss) (unaudited)	—	—
Net current period other comprehensive income (loss) (unaudited)	(27,708)	(27,708)
Balance at March 31, 2019 (unaudited)	$(10,665)	$(10,665)

Revenue Recognition under ASC 605
We generate recurring revenue from fees received for subscriptions and from the sale of maintenance services associated with our perpetual license products and license revenue from the sale of perpetual license products. We recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectability is reasonably assured. Our return policy generally does not allow our customers to return software products.
We generally use a purchase order, an authorized credit card, an electronic or manually signed license agreement, or the receipt of a cash payment as evidence of an arrangement. We consider delivery to have occurred and recognize revenue when risk of loss transfers to the customer, reseller or distributor or the customer has access to their subscription which is generally upon electronic transfer of the license key or password that provides immediate availability of the product to the purchaser. We account for sales incentives to customers, resellers or distributors as a reduction of revenue at the time we recognize the revenue from the related product sale. We report revenue net of any sales tax collected.
We sell our products through our direct sales force and through our distributors and resellers. Our distributors and resellers do not carry inventory of our software and we generally require them to specify the end user of the software at the time of the order. If the distributor or reseller does not provide end-user information, then we will generally not fulfill the order. Our distributors and resellers have no rights of return or exchange for software that they purchase from us and payment for these purchases is due to us without regard to whether the distributors or resellers collect payment from their customers. Sales through resellers and distributors are typically evidenced by a reseller or distributor agreement, together with purchase orders or authorized credit cards on a transaction-by-transaction basis.
Recurring Revenue. Recurring revenue consists of subscription and maintenance revenue.

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Subscription Revenue. We primarily derive subscription revenue from fees received for subscriptions to our software-as-a-service, or SaaS, products and our time-based license arrangements. We generally invoice subscription agreements monthly based on usage or monthly in advance over the subscription period. Subscription revenue is generally recognized ratably over the subscription term when all revenue recognition criteria have been met. We typically sell our subscription products separately from our perpetual license offerings. Our subscription revenue includes our cloud management and MSP products.

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Maintenance Revenue. We derive maintenance revenue from the sale of maintenance services associated with our perpetual license products. We typically include one year of maintenance service as part of the initial purchase price of each perpetual software offering and then sell renewals of this maintenance agreement. We recognize maintenance revenue ratably on a daily basis over the contract period. Customers with maintenance agreements are entitled to receive unspecified upgrades or enhancements to new versions of their software products on a when-and-if-available basis.

License Revenue. We use the residual method to recognize revenue when a license agreement includes one or more elements to be delivered and vendor-specific objective evidence, or VSOE, of fair value for all undelivered elements exists. Because our software is generally sold with maintenance services, we calculate the amount of revenue allocated to the software license by determining the fair value of the maintenance services and subtracting it from the total invoice or contract amount. We establish VSOE of the fair value of maintenance services by our standard maintenance renewal price list since we generally charge list price for our maintenance renewal agreements. If evidence of the fair value of one or more undelivered elements does not exist, all revenue is generally deferred and recognized when delivery of those elements occurs or when fair value can be established. When the undelivered element for which we do not have VSOE of fair value is maintenance services, revenue for the entire arrangement is recognized ratably over the contract period.
Revenue Recognition under ASC 606 (unaudited)
We generate recurring revenue from fees received for subscriptions and from the sale of maintenance services associated with our perpetual license products and license revenue from the sale of our perpetual license products. We recognize revenue related to contracts from customers when we transfer promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This is determined by following a five-step process which includes (1) identifying the contract with a customer, (2) identifying the performance obligations in the contract, (3) determining the transaction price, (4) allocating the transaction price, and (5) recognizing revenue when or as we satisfy a performance obligation, as described below.

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Identify the contract with a customer. We generally use a purchase order, an authorized credit card, an electronic or manually signed license agreement, or the receipt of a cash payment as evidence of a contract with a customer provided that collection is considered probable. We sell our products through our direct sales force and through our distributors and resellers. Our distributors and resellers do not carry inventory of our software and we generally require them to specify the end user of the software at the time of the order. If the distributor or reseller does not provide end-user information, then we will generally not fulfill the order. Our distributors and resellers have no rights of return or exchange for software that they purchase from us and payment for these purchases is due to us without regard to whether the distributors or resellers collect payment from their customers. Sales through resellers and distributors are typically evidenced by a reseller or distributor agreement, together with purchase orders or authorized credit cards on a transaction-by-transaction basis.

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Identify the performance obligations in the contract. Performance obligations promised in a contract are identified based on the goods or services that will be transferred to the customer that are separately identifiable from other promises in the contract, or distinct. If not considered distinct, the promised goods or services are combined with other goods or services and accounted for as a combined performance obligation. Determining the distinct performance obligations in a contract requires judgment. Our performance obligations primarily include perpetual and time-based licenses, maintenance support including unspecified upgrades or enhancements to new versions of their software products and subscriptions to our software-as-a-service, or SaaS, offerings. See additional discussion of our performance obligations below.

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Determine the transaction price. We determine the transaction price based on the contractual consideration and the amount of consideration we expect to receive in exchange for transferring the promised goods or services to the customer. We account for sales incentives to customers, resellers or distributors as a reduction of revenue at the time we recognize the revenue from the related product sale. We report revenue net of any sales tax collected. Our return policy generally does not allow our customers to return software products.

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Allocate the transaction price. We allocate the transaction price of the contract to each distinct performance obligation based on a relative standalone selling price basis. Determining standalone selling prices for our performance obligations requires judgment and are based on multiple factors including, but not limited to historical selling prices and discounting practices for products and services, internal pricing policies and pricing practices in different regions and through different sales channels. For our subscription products and maintenance services, our standalone selling prices are generally observable using standalone sales or renewals. For our perpetual and time-based license products, we estimate our standalone selling prices utilizing the residual approach by considering our pricing and discounting practices. We review the standalone selling price for our performance obligations periodically and update, if needed, to ensure that the methodology utilized reflects our current pricing practices.

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Recognize revenue when or as we satisfy a performance obligation. Revenue is recognized when or as performance obligations are satisfied either over time or at a point in time by transferring a promised good or service. We consider this transfer to have occurred when risk of loss transfers to the customer, reseller or distributor or the customer has access to their subscription which is generally upon electronic transfer of the license key or password that provides immediate availability of the product to the purchaser. See further discussion below regarding the timing of revenue recognition for each of our performance obligations.

The following summarizes our performance obligations from which we generate revenue:

Performance obligation	When performance obligation is typically satisfied
Subscription revenue
SaaS offerings	Over the subscription term, once the service is made available to the customer (over time)
Time-based licenses	Upon the delivery of the license key or password that provides immediate availability of the product (point in time)
Time-based technical support and unspecified software upgrades	Ratably over the contract period (over time)
Maintenance revenue
Technical support and unspecified software upgrades	Ratably over the contract period (over time)
License revenue
Perpetual licenses	Upon the delivery of the license key or password that provides immediate availability of the product (point in time)

Recurring Revenue. Recurring revenue consists of subscription and maintenance revenue.

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Subscription Revenue. We primarily derive subscription revenue from fees received for subscriptions to our SaaS offerings and our time-based license arrangements. We generally invoice subscription agreements monthly based on usage or monthly in advance over the subscription period. Subscription revenue for our SaaS offerings is generally recognized ratably over the subscription term once the service is made available to the customer or when we have the right to invoice for services performed. Revenue for the license performance obligation of our time-based license arrangements is recognized at a point in time upon delivery of the license key and the revenue for the technical support performance obligation of our time-based license arrangements is recognized ratably over the contract period. The amount of revenue related to the license performance obligations of our time-based license arrangements included in subscription revenue is less than 10% of our total consolidated revenue. Our subscription revenue includes our cloud management and MSP products.

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Maintenance Revenue. We derive maintenance revenue from the sale of maintenance services associated with our perpetual license products. We typically include one year of maintenance service as part of the initial purchase price of each perpetual software offering and then sell renewals of this maintenance agreement. Customers with maintenance agreements are entitled to receive technical support and unspecified upgrades or enhancements to new versions of their software products on a when-and-if-available basis for the specified contract period. We believe that our technical support and unspecified upgrades or enhancements performance obligations each have the same pattern of transfer to the customer and are therefore accounted for as a single distinct performance obligation. We recognize maintenance revenue ratably on a daily basis over the contract period.

License Revenue. We derive license revenue from the sale of our perpetual licenses. Revenue for the license performance obligation of our perpetual license arrangements is recognized at a point in time upon delivery of the electronic license key. Perpetual license arrangements are invoiced upon delivery.
Deferred Revenue
Deferred revenue primarily consists of transaction prices allocated to remaining performance obligations from maintenance services associated with our perpetual license products which are delivered over time. We generally bill maintenance agreements annually in advance for services to be performed over a 12-month period. Customers have the option to purchase maintenance renewals for periods other than 12 months. We initially record the amounts allocated to maintenance performance obligations as deferred revenue and recognize these amounts ratably on a daily basis over the term of the maintenance agreement. We record deferred revenue that will be recognized during the succeeding 12-month period as current deferred revenue and the remaining portion is recorded as long-term deferred revenue.
Details of our total deferred revenue balance was as follows:

Total Deferred Revenue

(in thousands)
(unaudited)
Balance at December 31, 2018	$296,132
Adoption of ASC 606	(2,772)
Deferred revenue recognized	(103,469)
Additional amounts deferred	121,899
Balance at March 31, 2019	$311,790

We expect to recognize revenue related to these remaining performance obligations as follows:

	Revenue Recognition Expected by Period
	Total	Less than 1 year	1-3 years	More than 3 years

	(in thousands)
	(unaudited)
Expected recognition of deferred revenue	$311,790	$285,212	$26,007	$571

Contract Acquisition Costs (unaudited)
Our contract acquisition costs, which consist of direct and incremental sales commissions and related fringe benefits, are capitalized using the portfolio approach if we expect to benefit from those costs for more than one year. Contract acquisition costs are allocated to each performance obligation within the contract and amortized on a straight-line basis over the expected benefit period of the related performance obligations. Contract acquisition costs allocated to new maintenance arrangements and SaaS offerings are generally amortized over an average expected benefit period of approximately six years which was determined based on the expected life of our technology. Contract acquisition costs allocated to perpetual licenses and maintenance renewal arrangements are expensed or amortized over a period that is consistent with the timing of delivery for the related products and services. We expense contract acquisition costs as incurred when the expected amortization period is one year or less. Deferred contract acquisition costs are classified as current or non-current assets based on the timing the expense will be recognized. The current and non-current portions of our deferred contract acquisition costs are included in prepaid and other current assets and other assets, net respectively, in our condensed consolidated balance sheets. The amortization of our deferred contract acquisition costs is included in sales and marketing expense in our condensed consolidated statement of operations.
Details of our total contract acquisition costs balance was as follows:

Total Contract Acquisition Costs

(in thousands)
(unaudited)
Balance at December 31, 2018	$—
Adoption of ASC 606	5,157
Commissions capitalized	1,854
Amortization recognized	(482)
Balance at March 31, 2019	$6,529

Classified as:
Current	$1,613
Non-current	4,916
Total contract acquisitions costs	$6,529

Cost of Revenue
Cost of recurring revenue. Cost of recurring revenue consists of technical support personnel costs which includes salaries, bonuses and stock-based compensation and related employer-paid payroll taxes for technical support personnel, as well as an allocation of overhead costs. Royalty fees and hosting and server fees related to our cloud management and MSP products are also included in cost of recurring revenue. Cost of license revenue is immaterial to our financial statements and is included in cost of recurring revenue in our consolidated statements of operations.
Amortization of acquired technologies. Amortization of acquired technologies included in cost of revenue relate to our licensed products and subscription products as follows:

	Predecessor	Successor			Successor
	Period From January 1 Through February 4,	Period From February 5 Through December 31,	Year Ended December 31,		Three Months Ended March 31,
	2016	2016	2017	2018	2018	2019

		(in thousands)			(unaudited)
Amortization of acquired license technologies	$1,455	$124,259	$142,417	$144,857	$36,608	$35,837
Amortization of acquired subscription technologies	731	23,258	28,616	31,134	7,711	7,980
Total amortization of acquired technologies	$2,186	$147,517	$171,033	$175,991	$44,319	$43,817

Advertising
We expense advertising costs as incurred. Advertising expense is included in sales and marketing expenses in our consolidated statements of operations.

	Predecessor	Successor			Successor
	Period From January 1 Through February 4,	Period From February 5 Through December 31,	Year Ended December 31,		Three Months Ended March 31,
	2016	2016	2017	2018	2018	2019

		(in thousands)			(unaudited)
Advertising expense	$2,293	$28,655	$38,213	$38,477	$8,058	$10,329

Leases
We lease facilities worldwide and certain equipment under non-cancellable lease agreements. The terms of some of our lease agreements provide for rental payments on a graduated basis. We recognize rent expense on a straight-line basis over the lease period and accrue rent expense incurred but not paid. Cash or lease incentives, or tenant allowances, received pursuant to certain leases are recognized on a straight-line basis as a reduction to rent over the lease term. The unamortized portion of tenant allowances is included in accrued liabilities and other and other long-term liabilities.
Income Taxes
We use the liability method of accounting for income taxes as set forth in the authoritative guidance for accounting for income taxes. Under this method, we recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the respective carrying amounts and tax basis of our assets and liabilities.
The guidance on accounting for uncertainty in income taxes prescribes a recognition threshold and measurement attribute for financial statement disclosure of tax positions taken or expected to be taken on a tax return. We accrue interest and penalties related to unrecognized tax benefits as a component of income tax expense. At December 31, 2017 and 2018, we had accrued interest and penalties related to unrecognized tax benefits of approximately $3.0 million and $4.1 million, respectively.
We establish valuation allowances when necessary to reduce deferred tax assets to the amounts expected to be realized. On a quarterly basis, we evaluate the need for, and the adequacy of, valuation allowances based on the expected realization of our deferred tax assets. The factors used to assess the likelihood of realization include our latest forecast of future taxable income, available tax planning strategies that could be implemented, reversal of taxable temporary differences and carryback potential to realize the net deferred tax assets. As of December 31, 2017 and 2018, we have recorded a valuation allowance of $1.8 million. The valuation allowance is all related to the deferred tax assets of a Canadian subsidiary.
On December 22, 2017, the Tax Cuts and Jobs Act, or the Tax Act, was enacted into law which contains several key tax provisions that affected us, including a one-time mandatory transition tax on accumulated foreign earnings and a reduction of the corporate income tax rate to 21% effective January 1, 2018, among others. We were required to recognize the effect of the tax law changes in the period of enactment, such as determining the transition tax, re-measuring our U.S. deferred tax assets and liabilities as well as reassessing the net realization of our deferred tax assets and liabilities. In response to the Tax Act, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. Due to the timing of the enactment and the complexity involved in applying the provisions of the Tax Act, we made reasonable estimates of the effects and recorded provisional amounts in our consolidated financial statements for the year ended December 31, 2017. In the fourth quarter of 2018, we completed our analysis to determine the effect of the Tax Act and recorded immaterial adjustments as of December 31, 2018. For more information regarding the Tax Act impacts, see Note 15. Income Taxes.
Effective January 1, 2018, we recognized the tax impact of including certain foreign earnings in U.S. taxable income as a period cost. We have not recognized deferred income taxes for local country income and withholding taxes that could be incurred on distributions of certain foreign earnings or for outside basis differences in our subsidiaries, because we plan to indefinitely reinvest such earnings and basis differences.
Stock-Based Compensation
We have granted our employees and directors stock-based incentive awards. These awards are in the form of stock options and restricted stock units for Predecessor and stock options, restricted stock and restricted stock units for common stock shares of the Successor. All Predecessor awards were cancelled on the date of the Take Private. We measure stock-based compensation expense for all share-based awards granted based on the estimated fair value of those awards on the date of grant. The fair value of stock option awards is estimated using a Black-Scholes valuation model. The fair value of restricted stock unit awards and restricted stock is determined using the fair market value of the underlying common stock on the date of grant less any amount paid at the time of the grant, or intrinsic value. Our stock awards vest on service-based or performance-based vesting conditions. For our service-based awards, we recognize stock-based compensation expense on a straight-line basis over the service period of the award. For our performance-based awards, we recognize stock-based compensation expense on a graded-vesting basis over the service period of each separately vesting tranche of the award, if it is probable that the performance target will be achieved.
We estimated the fair value for stock options at the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions:

	Predecessor	Successor			Successor
	Period From January 1 Through February 4,	Period From February 5 Through December 31,	Year Ended December 31,		Three Months Ended March 31,
	2016*	2016	2017	2018	2018	2019*

					(unaudited)
Expected dividend yield	—%	—%	—%	—%	—%	—%
Volatility	—%	43.1%	41.9%	40.2%	41.2%	—%
Risk-free rate of return	—	1.3 - 2.3%	1.9 - 2.2%	2.6 - 2.9%	2.6-2.8%	—
Expected life	—	6.50	6.38	6.34	6.37	—
__________

*	There were no grants of stock options made in the Predecessor period from January 1, 2016 through February 4, 2016 or during the three months ended March 31, 2019.

We have not paid and do not anticipate paying cash dividends on our common stock; therefore, we assume the expected dividend yield to be zero. We estimate the expected volatility using the historical volatility of comparable public companies from a representative peer group for the Successor periods. We based the risk-free rate of return on the average U.S. treasury yield curve for five- and seven-year terms for the respective periods. As allowed under current guidance, we have elected to apply the “simplified method” in developing our estimate of expected life for “plain vanilla” stock options by using the midpoint between the vesting date and contractual termination date since we do not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term. For all awards, we granted employees stock awards at exercise prices equal to the fair value of the underlying common stock on the date the award was approved. Performance-based awards are not considered granted under the applicable accounting guidance until the performance attainment targets for each applicable tranche have been defined. We recognize the impact of forfeitures in stock-based compensation expense when they occur. See Note 11. Stockholders’ Equity (Deficit) and Stock-Based Compensation for additional information.
The impact to our income (loss) before income taxes due to stock-based compensation expense and the related income tax benefits were as follows:

	Predecessor	Successor			Successor
	Period From January 1 Through February 4,	Period From February 5 Through December 31,	Year Ended December 31,		Three Months Ended March 31,
	2016	2016	2017	2018	2018	2019

		(in thousands)			(unaudited)
Impact to income (loss) before income taxes due to stock-based compensation	$87,763	$17	$80	$5,833	$41	$7,718
Income tax benefit related to stock-based compensation	22,981	—	—	1,054	—	158

Net Income (Loss) Per Share
We calculate basic and diluted net income (loss) per share attributable to common stockholders in conformity with the two-class method required for companies with participating securities. Under the two-class method, basic and diluted net income (loss) per share is determined by calculating net income (loss) per share for common stock and participating securities based on participation rights in undistributed earnings. We computed basic net income (loss) per share available to common stockholders by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the reporting period. Redeemable convertible Class A Common Stock was not included in the basic or diluted net income (loss) per share calculations for the periods it was outstanding as it was contingently convertible upon a future event. Net income (loss) available to common stockholders is defined as net loss, less the accretion of dividends on our redeemable convertible Class A Common Stock plus the gain on conversion of our redeemable convertible Class A Common Stock at our IPO. Our unvested incentive restricted stock has the right to receive non-forfeitable dividends on an equal basis with common stock and therefore are considered participating securities that must be included in the calculation of net income per share using the two-class method. The holders of unvested incentive restricted stock do not have a contractual obligation to share in our losses. As such, in periods in which we had net losses available to common stockholders, our net losses were not allocated to these participating securities.
We computed diluted net income (loss) per share similarly to basic net income (loss) per share except that it reflects the potential dilution that could occur if dilutive securities or other obligations to issue common stock were exercised or converted into common stock using the treasury stock method. Diluted net loss per share for the the Predecessor period from January 1, 2016 through February 4, 2016, the Successor period from February 5, 2016 through December 31, 2016 and the year ended December 31, 2017 excluded common stock equivalents because their inclusion would be anti-dilutive, or would decrease the reported loss per share.
Refer to Note 12. Net Income (Loss) Per Share for additional information regarding the computation of net income (loss) per share and Note 10. Redeemable Convertible Class A Common Stock and Note 11. Stockholders’ Equity (Deficit) and Stock-Based Compensation for additional information regarding our common stock and the conversion of our Redeemable Class A Common Stock at the IPO in October 2018.
Concentrations of Risks
Financial instruments that potentially subject us to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. We consider all highly liquid investments with original maturities of three months or less to be cash equivalents. Our cash and cash equivalents consisted of the following:

	December 31,		March 31,
	2017	2018	2019

	(in thousands)		(unaudited)
Demand deposit accounts	$210,616	$265,520	$157,365
Money market funds	67,100	117,100	277,100
Total cash and cash equivalents	$277,716	$382,620	$434,465

Our cash deposited with banks in demand deposit accounts may exceed the amount of insurance provided on these deposits. Our cash equivalents invested in money market funds are not insured and we are therefore at risk of losing our full investment. Generally, we may withdraw our cash deposits and redeem our invested cash equivalents upon demand. We strive to maintain our cash deposits and invest in money market funds with multiple financial institutions of reputable credit and therefore bear minimal credit risk.
We provide credit to distributors, resellers and direct customers in the normal course of business. We generally extend credit to new customers based upon industry reputation and existing customers based upon prior payment history. For the Predecessor period from January 1, 2016 through February 4, 2016, the Successor period from February 5, 2016 through December 31, 2016 and the years ended December 31, 2017 and 2018, no distributor, reseller or direct customer represented a significant concentration of our revenue.
At December 31, 2017 and 2018, no distributor, reseller or direct customer represented a significant concentration of our outstanding accounts receivable balance. We do not believe that our business is substantially dependent on any distributor or that the loss of a distributor relationship would have a material adverse effect on our business.